Otter Creek Long/Short Opportunity Fund Institutional Class – Ticker: OTTRX Investor Class – Ticker: OTCRX
Summary Prospectus | December 30, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.ottercreekfunds.com.  You may also obtain this information at no cost by calling 1-855-681-5261 or by e-mail at info@ottercreekfunds.com.  The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Otter Creek Long/Short Opportunity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1) (includes Interest and Dividends on Securities Sold Short)	1.19%	1.19%
Interest and Dividends on Securities Sold Short	0.43%	0.43%
Total Annual Fund Operating Expenses	2.69%	2.94%
Less: Fee Waiver and Expense Reimbursement(2)	-0.56%	-0.56%
Net Annual Fund Operating Expenses	2.13%	2.38%

(1)	Other expenses are based on estimated amounts for the current fiscal year.

(2)
Otter Creek Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.70% and 1.95% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least December 31, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$216	$726
Investor Class	$241	$801

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies of the Fund
The Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The objective of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.  Under normal market conditions, the net long exposure of the Fund (gross long exposures minus gross short exposures) is expected to range between -35% and +80% net long.

The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy.

Under normal market conditions, the Fund primarily invests in equity securities that are traded on U.S. securities exchanges.  Equity securities in which the Fund may invest include common stocks, convertibles, preferred stocks, warrants, exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), , and may invest in securities of companies that are offered pursuant to an initial public offering (“IPO”).  The Fund may invest up to 30% of its total assets in securities of foreign issuers.  The Fund may also invest up to 20% of the Fund’s net assets in Master Limited Partnerships (“MLPs”), and up to 30% of the Fund’s net assets in equity Real Estate Investment Trusts (“REITs”).  To the extent the Fund invests in MLPs, its investments will be restricted to holding interests as a limited partner in such investments.

The Fund may also invest in investment grade fixed income securities, including up to 30% of the Fund’s assets in corporate and convertible bonds as well as debt issued by the U.S. Government and its agencies.  Additionally, up to 30% of the Fund’s net assets may be invested in high yield (“junk bonds”).  High yield bonds are securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the Advisor to be of equivalent quality.

The Fund may hold up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions.

The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 10% of its net assets in derivatives including futures, options, swaps and forward foreign currency contracts.  These instruments may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 100% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

Principal Investment Risks
Losing all or a portion of your money on your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor may be incorrect in their assessment of a stock’s appreciation or depreciation potential.  Additionally, the Advisor only recently began managing mutual funds.

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Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

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Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

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High Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

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Equity Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

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Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

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Short Sales Risk.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

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Non-Diversification Risk.  A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

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Foreign Securities.  The Fund may invest in foreign securities.  These foreign investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  Investments in foreign securities may also involve exposure to fluctuations in foreign currency exchange rates.

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Derivatives Risk.  The Fund’s use of derivatives (which may include options and swaps) may reduce the Fund’s returns and/or increase volatility.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

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Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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Master Limited Partnership Risk.  Investing in MLPs entails risk related to potential changes in the U.S. tax law which could revoke the pass-through tax attributes that provide the tax efficiencies that make MLPs attractive investment structures.  Additional risks include fluctuations in energy prices, decreases in supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, and various other risks.

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RIC Qualification Risk. To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements.  The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements.  The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships.  The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships.  If the Fund’s MLP investments exceed this 25% limitation, which could occur if the Fund’s investment in an MLP affiliate were re-characterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

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REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

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Exchange-Traded Fund Risk.  An exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Fund must also pay its pro rata portion of an ETF’s fees and expenses.

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Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

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New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.ottercreekfunds.com or by calling the Fund toll-free at 1-855-681-5261.

Management

Investment Advisor

Otter Creek Management, Inc.

The Fund is team-managed by the following Portfolio Managers:
Portfolio Managers

Name	Title	Managed the Fund Since
R. Keith Long	Principal	Inception (2013)
Michael J. Winter, CFA	Principal	Inception (2013)
Tyler C. Walling	Principal	Inception (2013)

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Otter Creek Long/Short Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-681-5261, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class
- All Accounts	$100,000	None
Investor Class
- Standard Accounts	$2,500	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.